Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:
Steven M. Goldschein
516 608-7000

SYSTEMAX REPORTS RESTATED 2004 RESULTS

PORT WASHINGTON, NY, September 9, 2005 - Systemax Inc. (NYSE:SYX), a leading distributor and manufacturer of PC hardware, related computer products and industrial products in North America and Europe, today announced its restated results for the year ended December 31, 2004, including each of the four quarters of 2004, and the restatement of opening retained earnings. Net income for the year ended December 31, 2004 decreased by $2.0 million from $12.6 million ($.36 per diluted share) as originally reported to $10.6 million ($.30 per diluted share).

On May 11, 2005 the Company reported the discovery of errors in accounting for inventory at its Tiger Direct, Inc. subsidiary which affected the Company’s previously issued consolidated financial statements for the year ended December 31, 2004. The Company immediately commenced and has now completed an internal review of its accounting for the year ended December 31, 2004, resulting in the restatement. The Company also determined during its internal review of its 2004 results that, in addition to the corrections for errors in accounting for inventory, revenue that had been recognized at time of shipment based upon FOB shipping point terms should have been recognized at time of receipt by customers, when title and risk of loss both transferred. The effect of this correction is included in the restated results.

The Company is currently in the process of preparing an amended Form 10-K to reflect the restated results. Following issuance of the amended Form 10-K, the Company will commence preparation of its Forms 10-Q for the first and second quarters of 2005.

The tables below set forth the restated and the applicable original results for each of the periods and balance sheet as of December 31, 2004.

Consolidated Statements of Operations
(In thousands, except per common share              Year Ended    Quarter 1      Quarter 2      Quarter 3      Quarter 4
amounts)                                          Dec. 31, 2004     2004           2004           2004           2004
                                                  -----------------------------------------------------------------------

As restated:
Net sales                                          $1,926,523       $482,883       $433,267       $457,984      $552,389
Cost of sales                                       1,639,439        405,825        365,740        386,735       481,139
                                                  -----------------------------------------------------------------------
Gross profit                                          287,084         77,058         67,527         71,249        71,250
Selling, general                                      267,467         69,617         65,074         67,442        65,334
& administrative expenses
                                                  -----------------------------------------------------------------------
Income from operations                                 19,617          7,441          2,453          3,807         5,916
Interest and other expense, net                         2,443            647            426            715           655
                                                  -----------------------------------------------------------------------
Income before provision for income taxes               17,174          6,794          2,027          3,092         5,261
Provision for income taxes                              6,601          2,719          1,965          1,759           158
                                                  -----------------------------------------------------------------------
Net income                                            $10,573         $4,075            $62         $1,333        $5,103
                                                  =======================================================================

Net income per common share - diluted
                                                         $.30           $.12           $.00           $.04          $.14
                                                         ====           ====           ====           ====          ====

As originally reported:
Net sales                                          $1,927,835       $485,736       $430,990       $460,271      $550,838
Cost of sales                                       1,637,452        411,597        363,854        387,786       474,215
                                                  ----------------------------------------------------------------------
Gross profit                                          290,383         74,139         67,136         72,485        76,623
Selling, general                                      267,467         69,617         65,074         67,442        65,334
& administrative expenses
                                                  ----------------------------------------------------------------------
Income from operations                                 22,916          4,522          2,062          5,043        11,289
Interest and other expense, net                         2,443            647            426            715           655
                                                  ----------------------------------------------------------------------
Income before provision for income taxes               20,473          3,875          1,636          4,328        10,634
Provision for income taxes                              7,923          1,940          1,441          2,155         2,387
                                                  ----------------------------------------------------------------------
Net income                                            $12,550         $1,935           $195        $ 2,173        $8,247
                                                  ======================================================================

Net income per common share - diluted                    $.35           $.05           $.01           $.06          $.23
                                                         ====           ====           ====           ====          ====

Consolidated Balance Sheet - December 31, 2004
(In thousands)

ASSETS                                                        As originally reported      As restated
------                                                       ------------------------    -------------
CURRENT ASSETS

  Cash, and cash equivalents                                  $       36,257             $      36,257

  Accounts receivable, net                                           153,724                   137,706

  Inventories, net                                                   176,227                   188,006

  Prepaid expenses and other current assets                           24,888                    24,888

  Deferred tax assets - current                                        8,812                     9,590
                                                            ------------------------------------------
                         Total Current Assets                        399,908                   396,447
PROPERTY AND EQUIPMENT , net                                          65,563                    65,563
DEFERRED TAX ASSETS - NON CURRENT                                     18,268                    18,645
OTHER ASSETS                                                             561                       561
                                                             ------------------------------------------
TOTAL ASSETS                                                  $      484,300             $     481,216
                                                             ------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:

  Current portion of long-term debt and notes payable         $       16,560             $      16,560
  to bank Accounts payable
                                                                     161,864                   163,786
  Accrued expenses and other current liabilities
                                                                      53,242                    53,242
  Accrued taxes payable
                                                                       7,514                     6,397
                                                             ------------------------------------------
                         Total Current Liabilities                   239,180                   239,985
                                                             ------------------------------------------
LONG-TERM DEBT                                                        17,099                    17,099
                                                             ------------------------------------------
OTHER NON-CURRENT LIABILITIES                                          1,505                     1,505
                                                             ------------------------------------------
SHAREHOLDERS' EQUITY:

  Common stock                                                           382                       382

  Treasury stock                                                     (44,630)                  (44,630)

  Additional paid-in capital                                         180,530                   180,640

  Retained earnings  (1)                                              91,307                    87,479

  Accumulated other comprehensive income, net of tax                   4,093                     3,922

  Unearned restricted stock compensation                              (5,166)                   (5,166)
                                                             ------------------------------------------
                      Total Shareholders' Equity                     226,516                   222,627
                                                             ------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $      484,300             $     481,216
                                                             ------------------------------------------

NOTE: (1) Includes the impact of the restatement for the correction related to the timing of revenue recognition which decreased opening retained earnings in 2002 by $1.8 million.

Forward-Looking Statements

This press release contains forward-looking statements about the Company’s performance. These statements are based on management’s estimates, assumptions and projections and are not guarantees of future performance. The Company assumes no obligation to update these statements. Actual results may differ materially from results expressed or implied in these statements as the result of risks, uncertainties and other factors including, but not limited to: (a) unanticipated variations in sales volume, (b) economic conditions and exchange rates, (c) actions by competitors, (d) the continuation of key vendor relationships, (e) the ability to maintain satisfactory loan agreements with lenders, (f) risks associated with the delivery of merchandise to customers utilizing common carriers, (g) the operation of the Company’s management information systems, and (h) unanticipated legal and administrative proceedings. Please refer to the Forward Looking Statements section contained in Item 7 of the Company’s Form 10-K for a more detailed explanation of the inherent limitations in such forward-looking statements.

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